UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 10, 2017, Motorcar Parts of America, Inc. (the “Company”) reassigned the responsibilities of the position of Chief Operating Officer to two newly created positions:  Senior Vice President for the Under-the-car Product Lines and Senior Vice President for the Under-the-hood Product Lines.

Steve Kratz, who most recently served as the Company’s Chief Operating Officer, was appointed to the newly created position of Vice President, New Technologies.

Doug Schooner, who most recently served as the Company’s Chief Manufacturing Officer, will continue as Chief Manufacturing Officer while also serving as Senior Vice President for the Under-the-car Product Lines.  Doug Schooner has been our Chief Manufacturing Officer since June 2014 and served as our Vice President, Manufacturing from January 2001 to June 2014. He joined the Company in June 1993. Mr. Schooner is 47 years old.  Mr. Schooner earned his Bachelor of Science degree in Mechanical Engineering from California State University, Long Beach.

Bryan Cain, who most recently served as the Company’s Senior Vice President of Supply Chain, will serve as Senior Vice President for the Under-the-hood Product Lines.  Mr. Cain has been our Senior Vice President of Supply Chain since June 2014 and served as our Vice President, Research and Development from September 2007 to June 2014.  He joined the company in February of 2005.  Mr. Cain is 50 years old.  Mr. Cain was previously employed by Orange County Alternator for 17 years, most recently as its Senior Vice President, Operations.

Item 8.01.	Other Events.

On May 10, 2017, the Company issued a press release announcing the reassignment of the Chief Operating Officer position.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 8.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K.

Number	Exhibit

99.1	Press Release dated May 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: May 16, 2017	s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel